SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 10, 2003


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                  48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                 66251
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

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Item 5.  Other Events and Regulation FD Disclosure.

     On September 10, 2003, the registrant ("Sprint") announced the appointment of Len Lauer as President and Chief Operating Officer of Sprint. The press release was as follows:

Sprint Names Len Lauer President and Chief Operating Officer Appointment significant step in transforming Sprint's customer experience

OVERLAND PARK, Kan. - Sept. 10, 2003 - Sprint (NYSE: FON, PCS) today announced the appointment of Len Lauer as president and chief operating officer of the corporation. Lauer also will continue to serve as president of PCS.

In his position as president and chief operating officer, Lauer, 46, will lead Sprint's sales, marketing and customer care operations and will direct the transformation of those operations to serve two distinct market segments - business and consumers.

Currently, Sprint is organized according to asset group and products - local telecommunications, global wireline voice and data services and wireless. Going forward the company will align its resources based on customer needs and preference, enabling Sprint to more effectively and efficiently use its portfolio of assets to create communications solutions.

"Igniting top-line growth is a priority," said Gary D. Forsee, Sprint's chairman and chief executive officer. "A customer solutions-driven organization will enable us to accelerate our performance across the enterprise. We can increase our ability to gain greater share of wallet of our 26 million customers, leverage our nationwide distribution channels to market multiple services and attack challenges such as wireless number portability with a potent solutions-driven package that the competition is not capable of duplicating."

"Len Lauer understands the marketplace," added Forsee. "He has led our long-distance unit and PCS is operating on a sturdy foundation built by Len and the PCS team over the past year. With this extensive operations experience, along with his marketing and sales background, he will be a driving force in making the transformation successful."

Lauer, a seasoned operations executive of local, long-distance and wireless businesses, joined Sprint in 1998 from Bell Atlantic-New Jersey, where he was president and chief executive officer. He was named president of Sprint's Consumer Services Group in its Global Markets Division in 1999 and became president of Sprint Business in May 2000. Six months later Lauer was named president of the Global Markets Group. In that position he directed the operation's domestic and international marketing, product development, sales, network operations, technology planning, and information technology functions.

He was appointed president of Sprint's PCS Division in Oct. 2002. In this role, he heads the company's wireless operation that support the nation's first and largest, all-digital, all-PCS, nationwide personal communications services (PCS) network.

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In his new role, reporting to Lauer will be Howard Janzen, who serves as president of the Global Markets Division, and Mike Fuller, Local Telecommunications Division president. The PCS leadership team will continue to report to Lauer in his capacity as president of the PCS Division. As part of the company's transformation effort, Lauer and Janzen have lead planning responsibilities. Lauer will lead planning for the organization focused on consumers and Janzen will lead planning for the organization devoted to business customers. The company's Network Services organization, led by Kathy Walker, and the IT organization, led by Michael Stout, will report to Forsee.

"We have in front of us a tremendous opportunity to redefine how customers are served by a communications company, with opportunities for both revenue growth and cost synergies across both the FON and PCS groups," said Forsee. "While we have no timetable for recombining our tracking stocks, we continue to believe, as we said at our annual shareholders meeting, that a recombination of the stocks is likely at some point. As always, we clearly remain committed to doing what is in the best economic and operational interest of all of our shareholders."

Cautionary Statement regarding forward-looking information
This news release includes "forward-looking statements" within the meaning of securities laws. The statements in this news release regarding the business outlook and expected performance as well as other statements that are not historical facts are forward-looking statements. The words "estimate," "project," "intend," "expect," "believe," and similar expressions identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, Sprint has made assumptions regarding, among other things, customer and network usage, customer growth, pricing, costs to acquire customers and to provide services, the timing of various events and the economic environment. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include:
o extent and duration of the current economic downturn;
o the effects of vigorous competition in the markets in which Sprint operates;
o the costs and business risks associated with providing new services and entering new markets necessary to provide nationwide or global services;
o adverse change in the ratings afforded our debt securities by ratings agencies;
o the ability of the PCS Group and the Global Markets Division to continue to grow a significant market presence;
o the ability of the PCS Group and the Global Markets Division to improve profitability and reduce cash requirements;
o the effects of mergers and consolidations within the telecommunications industry and unexpected announcements or developments from others in the telecommunications industry;
o the uncertainties related to the outcome of bankruptcies affecting the telecommunications industry;
o the impact to the PCS Group's network coverage due to financial difficulties of third-party affiliates;
o the uncertainties related to Sprint's investments;

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o the impact of any unusual items resulting from ongoing evaluations of
  Sprint's business strategies;
o the impact of new, emerging and competing technologies on Sprint's business;
o unexpected results of litigation filed against Sprint;
o the possibility of one or more of the markets in which Sprint competes being impacted by changes in political or other factors such as monetary policy, legal and regulatory changes including the impact of the Telecommunications Act of 1996 (Telecom Act), or other external factors over which Sprint has no control; and
o other risks referenced from time to time in Sprint's filings with the Securities and Exchange Commission ("SEC").

Sprint believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Sprint is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release. Sprint provides a detailed discussion of risk factors in periodic SEC filings, including its 2002 Form 10-K, and you are encouraged to review these filings.

About Sprint
     Sprint is a global integrated communications provider serving more than 26 million customers in over 100 countries. With approximately 70,000 employees worldwide and nearly $27 billion in annual revenues, Sprint is widely recognized for developing, engineering and deploying state-of-the-art network technologies, including the United States' first nationwide all-digital, fiber-optic network and an award-winning Tier 1 Internet backbone. Sprint provides local voice and data services in 18 states and operates the largest 100-percent digital, nationwide PCS wireless network in the United States. For more information, visit www.sprint.com.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SPRINT CORPORATION


Date:  September 10, 2003          By: /s/ Michael T. Hyde
                                           Michael T. Hyde, Assistant Secretary





























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